                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        DAIMLER-BENZ VEHICLE TRUST 1994-A

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                               September 16, 1996

--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

Delaware                           33-79574                 13-3770955
(State or other jurisdiction       (Commission File         (I.R.S. Employer
of incorporation)                  Number)                  Identification No.)

        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (302) 426-1900
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On September 16 and October 15 of 1996, the Principal and Interest collected during each of the preceding calendar months, respectively, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of July 1, 1994 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent and Class A Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Vehicle Trust 1994-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the August 1996 collection period (the "August Statement") and the September 1996 collection period (the "September Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. Copies of the August Statement and September Statement are being filed as Exhibit 28.1 and
28.2 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.                        Description
                  -----------                        -----------
                  28.1                               Statement for Class A and
                                                     Class B Certificateholders
                                                     for the August 1996
                                                     Collection Period

                  28.2 Statement for Class A and Class B Certificateholders for the September 1996
                                                     Collection Period

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Vehicle Trust 1994-A
                                                (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  October 31, 1996       By:         /s/   David A. Klanica
                                    -------------------------------------------
                                    Name:       David A. Klanica
                                    Title:      Director of Accounting Services

                                INDEX TO EXHIBITS

Exhibit No.                    Description
-----------                    -----------
       28.1                    Statement for Class A and Class B
                               Certificateholders for the August 1996 Collection
                               Period

       28.2                    Statement for Class A and Class B
                               Certificateholders for the September 1996
                               Collection Period